Exhibit 24.1
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                                   FORM 10-K
                           LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of Ball Corporation, an Indiana corporation, hereby constitute and appoint R. David Hoover, Albert R. Schlesinger, and George A. Sissel, and any one or all of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation the Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment to such Form 10-K, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact or any one of them, as herein authorized.


Dated:  March 29, 1995
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/s/ R. David Hoover                   /s/ Howard M. Dean
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R. David Hoover          Officer      Howard M. Dean                   Director

/s/ Albert R. Schlesinger             /s/ John T. Hackett
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Albert R. Schlesinger     Officer     John T. Hackett                  Director

/s/ George A. Sissel                  /s/ John F. Lehman
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George A. Sissel          Officer     John F. Lehman                   Director

                                      /s/ Jan Nicholson
                                      ------------------------------------------
                                      Jan Nicholson                    Director

                                      /s/ Alvin Owsley
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                                      Alvin Owsley                     Director

                                      /s/ George A. Sissel
                                      ------------------------------------------
                                      George A. Sissel                 Director

                                      /s/ Delbert C. Staley
                                      ------------------------------------------
                                      Delbert C. Staley                Director

                                      /s/ W. Thomas Stephens
                                      ------------------------------------------
                                      W. Thomas Stephens               Director

                                      /s/ William P. Stiritz
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                                      William P. Stiritz               Director